Exhibit 99.(a)(43)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND:  The Board of Directors of the Corporation (the “Board of Directors”), at a meeting duly convened and held on November 19-20, 2008, adopted resolutions which:

(a)           authorize the Corporation to liquidate the assets, and redeem all of the issued and outstanding shares, of International Growth Active Extension Portfolio — Class I, International Growth Active Extension Portfolio — Class P, International Growth Active Extension Portfolio — Class H and International Growth Active Extension Portfolio — Class L (the “Liquidated Portfolios); and

(b)           authorize the reduction to zero of the number of shares of common stock classified as shares of each of the Liquidated Portfolios, and the elimination of the Liquidated Portfolios, effective upon the completion of the redemption of all of the issued and outstanding shares of the Liquidated Portfolios.

THIRD:  The redemption of all of the issued and outstanding shares of each of the Liquidated Portfolios has been completed and no shares of the Liquidated Portfolios are outstanding; and the number of shares of each of the Liquidated Portfolios has been reduced to zero resulting in the decrease in the aggregate number of shares of common stock which the Corporation has authority to issue from twenty billion five hundred million (20,500,000,000) shares of common stock to eighteen billion five hundred million (18,500,000,000) shares of common stock.

FOURTH:  As of immediately before the decrease in the number of authorized shares of the Liquidated Portfolios and the aggregate number of authorized shares of stock of all classes of the Corporation, as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was twenty billion five hundred million (20,500,000,000) shares of common stock, having an aggregate par value of twenty-four million five hundred thousand dollars ($24,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class P	500,000,000 shares

Capital Growth Portfolio — Class I	500,000,000 shares
Capital Growth Portfolio — Class P	500,000,000 shares
Emerging Markets Debt Portfolio — Class I†	500,000,000 shares
Emerging Markets Debt Portfolio — Class P†	500,000,000 shares
Emerging Markets Debt Portfolio — Class H†	500,000,000 shares
Emerging Markets Debt Portfolio — Class L†	500,000,000 shares
Emerging Markets Portfolio — Class I	500,000,000 shares
Emerging Markets Portfolio — Class P	500,000,000 shares
Focus Growth Portfolio — Class I	500,000,000 shares
Focus Growth Portfolio — Class P	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class P	500,000,000 shares
Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class P	500,000,000 shares
Global Real Estate Portfolio — Class H	500,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Global Value Equity Portfolio — Class I	500,000,000 shares
Global Value Equity Portfolio — Class P	500,000,000 shares
International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class P	500,000,000 shares
International Growth Active Extension Portfolio — Class I	500,000,000 shares
International Growth Active Extension Portfolio — Class P	500,000,000 shares
International Growth Active Extension Portfolio — Class H	500,000,000 shares
International Growth Active Extension Portfolio — Class L	500,000,000 shares
International Growth Equity Portfolio — Class I	500,000,000 shares
International Growth Equity Portfolio — Class P	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class P	500,000,000 shares
International Small Cap Portfolio — Class I	1,000,000,000 shares
International Small Cap Portfolio — Class P	500,000,000 shares
Large Cap Relative Value Portfolio — Class I	500,000,000 shares
Large Cap Relative Value Portfolio — Class P	500,000,000 shares
Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class P	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class P	500,000,000 shares
U.S. Small/Mid Cap Value Portfolio — Class I	500,000,000 shares
U.S. Small/Mid Cap Value Portfolio — Class P	500,000,000 shares
Total	20,500,000,000 shares

†      The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Debt Portfolio — Class I, Emerging Markets Debt Portfolio — Class P, Emerging Markets Debt Portfolio — Class H and Emerging Markets Debt Portfolio Class L, which have a par value of $0.003 per share.

FIFTH:  After giving effect to the decrease in the number of authorized shares of stock of the Liquidated Portfolios and the aggregate number of authorized shares of stock of all classes of the Corporation, as set forth above, the total number of shares of stock of all classes that the Corporation has authority to issue is eighteen billion five hundred million (18,500,000,000) shares of common stock, having an aggregate par value of twenty-two million five hundred thousand dollars ($22,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class P	500,000,000 shares
Capital Growth Portfolio — Class I	500,000,000 shares
Capital Growth Portfolio — Class P	500,000,000 shares
Emerging Markets Debt Portfolio — Class I†	500,000,000 shares
Emerging Markets Debt Portfolio — Class P†	500,000,000 shares
Emerging Markets Debt Portfolio — Class H†	500,000,000 shares
Emerging Markets Debt Portfolio — Class L†	500,000,000 shares
Emerging Markets Portfolio — Class I	500,000,000 shares
Emerging Markets Portfolio — Class P	500,000,000 shares
Focus Growth Portfolio — Class I	500,000,000 shares
Focus Growth Portfolio — Class P	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class P	500,000,000 shares
Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class P	500,000,000 shares
Global Real Estate Portfolio — Class H	500,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Global Value Equity Portfolio — Class I	500,000,000 shares
Global Value Equity Portfolio — Class P	500,000,000 shares
International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class P	500,000,000 shares
International Growth Equity Portfolio — Class I	500,000,000 shares
International Growth Equity Portfolio — Class P	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class P	500,000,000 shares
International Small Cap Portfolio — Class I	1,000,000,000 shares
International Small Cap Portfolio — Class P	500,000,000 shares
Large Cap Relative Value Portfolio — Class I	500,000,000 shares
Large Cap Relative Value Portfolio — Class P	500,000,000 shares
Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class P	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class P	500,000,000 shares
U.S. Small/Mid Cap Value Portfolio — Class I	500,000,000 shares
U.S. Small/Mid Cap Value Portfolio — Class P	500,000,000 shares
Total	18,500,000,000 shares

†      The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Debt Portfolio — Class I, Emerging Markets Debt Portfolio — Class P, Emerging Markets Debt Portfolio — Class H and Emerging Markets Debt Portfolio Class L, which have a par value of $0.003 per share.

SIXTH:  The number of shares of stock of each of the Liquidated Portfolios, and the aggregate number of shares of stock of all classes that the Corporation has authority to issue, has been decreased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 20th day of January, 2010.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

	By:	/s/ Randy Takian
Randy Takian
President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s Randy Takian
Randy Takian
President